                                                        THE CHILE FUND, INC.

                                                           ANNUAL REPORT
                                                         DECEMBER 31, 2002


[CH LISTED NYSE(R) LOGO]


3911-AR-02

CONTENTS

Letter to Shareholders...........................................................1

Portfolio Summary................................................................5

Schedule of Investments..........................................................6

Statement of Assets and Liabilities..............................................8

Statement of Operations..........................................................9

Statement of Changes in Net Assets..............................................10

Financial Highlights............................................................12

Notes to Financial Statements...................................................14

Report of Independent Accountants...............................................19

Results of Annual Meeting of Shareholders.......................................20

Tax Information.................................................................20

Description of InvestLink(SM) Program...........................................21

Information Concerning Directors and Officers...................................24

================================================================================

LETTER TO SHAREHOLDERS

                                                                February 7, 2003

DEAR SHAREHOLDER:

We are writing to report on the activities of The Chile Fund, Inc. (the "Fund") for the year ended December 31, 2002.

At December 31, 2002, the Fund's net assets were $85.1 million. The Fund's net asset value ("NAV") was $8.39 per share (net of dividends paid of $0.09 per share), compared to $9.93 at December 31, 2001.

PERFORMANCE

For the year ended December 31, 2002, the Fund's total return, based on NAV and assuming the reinvestment of dividends, was down 14.46%. By comparison, the Morgan Stanley Capital International Chile Index* (the "Index") declined 19.81% for the same period.

The Fund had a loss, beset by the economic and geopolitical worries that weighed on stocks globally and locally, though it outperformed the Index. Stocks that contributed positively to the Fund's relative return included its utilities, materials and bank holdings. The Fund was also aided by its overweighting in the capital goods sector, which was one of the country's best performing sectors for the year. Stocks that hindered the Fund relative to the Index were scattered across a range of sectors.

2002: THE WEIGHT OF THE WORLD

One could not help but admire Chile's grit and competitive spirit during 2002, a year of many advances and a few setbacks, the latter the result of rising regional and geopolitical tensions.

The year began with a bang, as Chile's economy grew in the 3% annual range during the first quarter--more than double the previous quarter's growth rate. Commodity prices surged on expectations of a growing global economy and low inflation allowed the central bank to cut rates twice to 4.75%, a record low.

The second quarter, on the other hand, witnessed the negative impact that regional economic and international political tensions would have on most economies, worldwide, during the year. Regionally, despite its fiscal discipline and sound economic management, Chile was victimized once again by its neighbors. This time, however, instead of uncertainties arising from Argentina's ongoing crises, pronounced economic weakness and political uncertainty in Brazil sent regional equity markets tumbling, including Chile's.

Beginning in the second quarter and continuing through the year, weakness in the U.S. economy and accounting-related scandals in its equity markets resulted in a slowing global economy. During the same period, rising geopolitical tensions, notably a potential U.S.-led war with Iraq, encouraged many investors to avoid risk in any form. In combination, these developments--regional event risk, a slowing global economy and rising geopolitical risks--eventually undermined the Chilean economy and equity market.

================================================================================

LETTERS TO SHAREHOLDERS

Even so, although Chilean equities had a negative 2002 as did most global stock markets, they ended the year on a solid note. This was due in part to an easing of risk concerns regarding its neighbors as well as the hope for future rewards from major new trade pacts. Highlights included:

BRAZIL AND ARGENTINA. Brazil became less of a problem, following October's election of a new leftist government, when the administration of new president Lula da Silva announced that Brazil intended to honor its international commitments. He also appointed centrists to his cabinet, auguring well for a more market-friendly economic agenda. Chile's currency appreciated on this news. Argentina, on the other hand, continued to struggle politically, socially and economically. Even so, in our opinion Chile appears to have decoupled, finally, from the long standing and debilitating overhang from Argentina's problems.

FREE TRADE AGREEMENTS. President Lagos' administration was quite successful in broadening Chile's trading capabilities and greatly improving its future prospects, signing ground breaking free trade agreements in 2002 with both Europe and the United States. The former is in effect now and the latter will take effect at the end of 2003. These agreements will likely result in an increase in Chilean exports to these economies, and an increase in foreign direct investment in Chile from these economies. These pacts could eliminate the risk of the government following a non-market agenda, thereby stabilizing the political and economic environment in Chile, to the envy of its neighbors.

PORTFOLIO STRUCTURE AND STRATEGY: PRE-RECOVERY MODE

TOP 10 HOLDINGS, BY ISSUER#

                                                                         % OF
     HOLDING                                      SECTOR              NET ASSETS
     -------                                      ------              ----------
 1.  CPC                                  Diversified Operations          17.1
 2.  CTC                                   Telephone-Integrated           14.2
 3.  CMPC                                Paper & Related Products          9.1
 4.  Nacional de Electric                   Electric-Integrated            7.8
 5.  S.A.C.I.                         Retail-Major Department Stores       4.9
 6.  Banco Santander                              Banking                  4.7
 7.  Aguas Andina                                  Water                   4.6
 8.  Infraestructura 2000                     Infrastructure               4.1
 9.  Quimica y Minera                      Chemicals-Diversified           4.0
10.  Embot Andina                            Food & Beverages              3.3
                                                                          ----
     Total                                                                73.8
                                                                          ====

----------
# Company names are abbreviations of those found in the chart on page 5.

[CHART]

                                SECTOR ALLOCATION
                                (% of net assets)

Banking                                8.31
Electric-Integrated                   11.97
Retail-Major Department Stores         4.90
Food & Beverages                      10.66
Telephone-Integrated                  17.28
Other##                               16.16
Paper & Related Products               9.10
Diversified Operations                17.07
Water                                  4.55

----------
## Includes sectors below 4.5% of net assets.

================================================================================

LETTER TO SHAREHOLDERS

In the present environment, we are maintaining our exposure to exporters that tend to benefit from a weak currency (e.g., wine and fertilizer exporters). We are also slightly reducing our exposure to commodity producers, at least through the first half of the year, in reflection of our view that global trade will remain somewhat weak during this period.

We are underweight in retail stocks, and plan to continue to be so until the economy picks up. We are underweight in banks, as well; recent mergers have reduced the attractiveness to us of the sector. We will remain overweight in electricity generation, because we see meaningful growth there, aided by the lack of tariffs and pricing pressures and by a supportive supply backdrop.

Finally, we intend to keep an overall underweight to the telecommunications sector, which is subject to increasing competition and investor uncertainty about 2003 tariffs. We will also be looking for opportunities amongst the smaller companies that have been severely affected by the recent recession and overpunished by investor anxiety about neighboring Argentina.

OUTLOOK: GUARDEDLY OPTIMISTIC

Barring an unexpected settling of international tensions, 2003 should roughly mirror 2002 in our view, as far as Chile's economy is concerned.

We believe that the price of copper and pulp (Chile's two main exports) should stabilize at or around present levels, as the global economy remains quite weak and demand for these commodities will probably not increase much in the coming year, if at all. One would also not expect to see the benefits of the aforementioned free trade agreements until 2004, and thereafter.

All this said, a major risk facing Chile and, indeed, many economies globally is the possibility of a U.S.-led war with Iraq. Chile imports all of the oil it consumes, so any price increase will directly hinder its financial condition. As of the end of the fourth quarter, the relationship between the price of copper (Chile's principal export) and the price of oil (Chile's primary import) was deteriorating. If it continues to do so, Chile's currency stands to lose some value.

On the plus side, interest rates are at an all time low and, in the absence of inflationary pressures, they should remain low, providing a positive backdrop for equities. We may also see an up tick in equity valuations, which, with recent declines, are near their 1994 levels.

================================================================================

LETTER TO SHAREHOLDERS

Beyond this, Chile has low-to-no dependence on foreign financing, and the country's trade balance is running a surplus. In sum, we expect to see Chile's economy grow in 2003, with most of this growth occurring in the second half when the potential positive effects of low borrowing costs, rising foreign capital inflows, increasing trade prospects and improving business and consumer confidence could begin to kick in.

Sincerely yours,


/s/ Yaroslaw Aranowicz

Yaroslaw Aranowicz
Chief Investment Officer**

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's reinvestment program known as the InvestLink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominees should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 21 through 23 of this report.


--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Chile Index is an unmanaged index (with no defined investment objective) of Chilean equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Yaroslaw Aranowicz, who is a Vice President of Credit Suisse Asset Management, LLC ("CSAM"), is a Portfolio Manager specializing in Global Emerging Markets equities. He is Chief Investment Officer of The Chile Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. He joined CSAM in 1998 from Trans-National Research Corporation, a proprietary securities research firm, where he was Director of Research for Europe and the Middle East. Previously, he was an analyst for domestic equities and fixed income at John Hancock Financial Services in New York. Mr. Aranowicz completed a five-year integrated program in International Business Relations from the Central School of Commerce in Warsaw, and holds an M.B.A. in Finance and International Business from New York University's Stern School of Business. He is a Chartered Financial Analyst.

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

[CHART]

SECTOR ALLOCATION

                                        31-DEC-01   31-DEC-02
Banking                                    8.31%       7.05%
Chemicals-Diversified                      4.00%       0.88%
Diversified Operations                    17.07%      13.96%
Electric-Integrated                       11.97%      24.44%
Food & Beverages                          10.66%      11.76%
Food-Retail                                2.82%       4.54%
Infrastructure                             4.10%       2.60%
Paper & Related Products                   9.10%       6.47%
Retail-Major Department Stores             4.90%       3.96%
Telephone-Integrated                      17.28%      18.24%
Water                                      4.55%       0.00%
Other                                      5.24%       6.10%

TOP 10 HOLDINGS, BY ISSUER

                                                                                                          PERCENT OF
      HOLDING                                                            SECTOR                           NET ASSETS
---------------------------------------------------------------------------------------------------------------------
   1. Compania de Petroleos de Chile S.A.                        Diversified Operations                      17.1
---------------------------------------------------------------------------------------------------------------------
   2. Compania de Telecomunicaciones de Chile S.A.                Telephone-Integrated                       14.2
---------------------------------------------------------------------------------------------------------------------
   3. Empresas CMPC S.A.                                        Paper & Related Products                      9.1
---------------------------------------------------------------------------------------------------------------------
   4. Empresa Nacional de Electricidad S.A.                        Electric-Integrated                        7.8
---------------------------------------------------------------------------------------------------------------------
   5. S.A.C.I. Falabella, S.A.                               Retail-Major Department Stores                   4.9
---------------------------------------------------------------------------------------------------------------------
   6. Banco Santander Chile S.A.                                         Banking                              4.7
---------------------------------------------------------------------------------------------------------------------
   7. Aguas Andina S.A.                                                   Water                               4.6
---------------------------------------------------------------------------------------------------------------------
   8. Infraestructura 2000                                           Infrastructure                           4.1
---------------------------------------------------------------------------------------------------------------------
   9. Sociedad Quimica y Minera de Chile S.A.                     Chemicals-Diversified                       4.0
---------------------------------------------------------------------------------------------------------------------
  10. Embotelladora Andina S.A.                                     Food & Beverages                          3.3
---------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                        NO. OF
DESCRIPTION                                             SHARES            VALUE
----------------------------------------------------------------------------------
EQUITY SECURITIES-100.87%
AIRLINES-0.23%
Lan Chile S.A...................................         162,304      $    193,796
                                                                      ------------

BANKING-8.31%
Banco de Chile..................................      43,125,240         1,149,607
Banco Santander Chile S.A.......................     225,442,993         4,006,484
Corpbanca S.A...................................     666,895,656         1,916,659
                                                                      ------------
                                                                         7,072,750
                                                                      ------------

CERAMIC PRODUCTS-0.65%
Ceramicas Cordillera S.A........................          63,465           555,126
                                                                      ------------

CHEMICALS-DIVERSIFIED-4.00%
Sociedad Quimica y Minera de
 Chile S.A., Class B............................       1,543,000         3,406,276
                                                                      ------------

CONTAINERS-METAL/GLASS-1.68%
Cristalerias de Chile S.A.......................         230,756         1,425,705
                                                                      ------------

DIVERSIFIED OPERATIONS-17.07%
Compania de Petroleos
 de Chile S.A...................................       4,054,586        14,523,890
                                                                      ------------

ELECTRIC-INTEGRATED-11.97%
Colbun S.A......................................      41,729,049         2,665,097
Empresa Nacional de
 Electricidad S.A...............................      26,870,781         6,678,056
Enersis S.A.+...................................      10,263,786           840,768
                                                                      ------------
                                                                        10,183,921
                                                                      ------------

FOOD & BEVERAGES-10.66%
Coca-Cola Embonor S.A.,
 Class A+.......................................       3,168,592           813,870
Compania Cervecerias
 Unidas S.A.....................................         788,794         2,328,325
Compania Cervecerias
 Unidas S.A., ADR...............................          15,500           226,300
Embotelladora Andina S.A., PNA..................       1,140,000         1,313,711
Embotelladora Andina S.A., PNB..................       1,311,129         1,510,916
Vina Concha y Toro S.A..........................       3,458,487         2,372,083
Vina Concha y Toro S.A., ADR....................           6,500           219,830
Vina San Pedro S.A..............................      26,745,297           282,213
                                                                      ------------
                                                                         9,067,248
                                                                      ------------

FOOD-RETAIL-2.82%
Distribucion y Servicio
 D&S S.A........................................       3,521,801      $  2,395,949
                                                                      ------------

INFRASTRUCTURE-4.10%
Infraestructura 2000*+..........................      19,568,922         3,489,687
                                                                      ------------

INSURANCE-0.39%
Compania de Seguros La
 Prevision Vids S.A.............................         500,000           329,747
                                                                      ------------

MINING-2.55%
Antofagasta plc.................................         215,903         2,171,984
                                                                      ------------

PAPER & RELATED PRODUCTS-9.10%
Empresas CMPC S.A...............................         877,835         7,739,330
                                                                      ------------

RETAIL-MAJOR DEPARTMENT STORES-4.90%
S.A.C.I. Falabella, S.A.........................       5,453,284         4,171,828
                                                                      ------------

STEEL-0.55%
Compania Acero del
 Pacifico S.A.+.................................         826,642           470,563
                                                                      ------------

TELEPHONE-INTEGRATED-17.28%
Compania de Telecomunicaciones
 de Chile S.A., ADR.............................          63,700           610,883
Compania de Telecomunicaciones
 de Chile S.A., Class A.........................       4,869,151        11,492,616
Empresa Nacional de
 Telecomunicaciones S.A.........................         594,487         2,599,978
                                                                      ------------
                                                                        14,703,477
                                                                      ------------

TEXTILES-0.06%
Zalaquett S.A.+.................................       1,496,767            51,953
                                                                      ------------

WATER-4.55%
Aguas Andina S.A., Class A......................      20,000,000         3,866,713
                                                                      ------------

TOTAL EQUITY SECURITIES-100.87%
 (Cost $78,629,317).............................                        85,819,943
                                                                      ------------

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT
DESCRIPTION                                      (000'S)                 VALUE
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-0.03%
GRAND CAYMAN-0.03%
Brown Brothers Harriman & Co.,
 overnight deposit, 0.35%,
 01/02/03** (Cost $31,000)......................     $31               $    31,000
                                                                       -----------
TOTAL INVESTMENTS-100.90%
 (Cost $78,660,317) (Notes A, D, F).............                        85,850,943
                                                                       -----------
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(0.90)%...........................                          (769,119)
                                                                       -----------
NET ASSETS-100.00%..............................                       $85,081,824
                                                                       ===========

--------------------------------------------------------------------------------
+   Security is non-income producing.
* Not readily marketable security; security is valued at fair value as determined in good faith by the Board of Directors. (See Note A.)
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR American Depositary Receipts.
PNA Preferred Shares, Class A.
PNB Preferred Shares, Class B.

================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $78,660,317) (Notes A, D, F)........................              $85,850,943
Dividends receivable............................................................                  134,672
Prepaid expenses................................................................                    9,647
                                                                                              -----------
Total Assets....................................................................               85,995,262
                                                                                              -----------

LIABILITIES
Due to custodian................................................................                  121,098
Payables:
    Investment advisory fees (Note B)...........................................                  207,825
    Dividend (Note A)...........................................................                  202,798
    Administration fees (Note B)................................................                   32,019
    Directors' fees.............................................................                      270
    Other accrued expenses......................................................                  164,484
    Chilean repatriation taxes (Note A).........................................                  184,944
                                                                                              -----------
Total Liabilities...............................................................                  913,438
                                                                                              -----------
NET ASSETS (applicable to 10,139,926 shares of common stock
  outstanding) (Note C).........................................................              $85,081,824
                                                                                              ===========
NET ASSET VALUE PER SHARE ($85,081,824 DIVIDED BY 10,139,926)...................                    $8.39
                                                                                                    =====

NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 10,139,926 shares issued and outstanding
 (100,000,000 shares authorized)................................................              $    10,140
Paid-in capital.................................................................               81,038,027
Undistributed net investment income.............................................                  686,054
Accumulated net realized loss on investments and foreign currency related
  transactions..................................................................               (3,853,872)
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currencies.......................                7,201,475
                                                                                              -----------
Net assets applicable to shares outstanding.....................................              $85,081,824
                                                                                              ===========

================================================================================

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income (Note A):
   Dividends................................................................................             $  2,279,670
   Interest.................................................................................                    6,564
   Less: Foreign taxes withheld.............................................................                   (9,102)
                                                                                                         ------------
   Total Investment Income..................................................................                2,277,132
                                                                                                         ------------
Expenses:
   Investment advisory fees (Note B)........................................................                  980,190
   Custodian fees...........................................................................                  205,297
   Administration fees (Note B).............................................................                  143,521
   Legal fees...............................................................................                  135,499
   Audit fees...............................................................................                  127,215
   Printing.................................................................................                   95,000
   Tender offer fees (Note G)...............................................................                   87,169
   Accounting fees..........................................................................                   36,733
   Transfer agent fees......................................................................                   33,597
   NYSE listing fees........................................................................                   33,251
   Directors' fees..........................................................................                   29,216
   Insurance................................................................................                    4,325
   Other....................................................................................                   11,865
   Chilean repatriation taxes (Note A)......................................................                 (866,726)
                                                                                                         ------------
   Total Expenses...........................................................................                1,056,152
                                                                                                         ------------
   Net Investment Income....................................................................                1,220,980
                                                                                                         ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized loss from:
   Investments..............................................................................               (1,416,073)
   Foreign currency related transactions....................................................                 (244,007)
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currencies..........................              (17,368,255)
                                                                                                         ------------
Net realized and unrealized loss on investments and foreign currency related
 transactions...............................................................................              (19,028,335)
                                                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................             $(17,807,355)
                                                                                                         ============

================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                        ----------------------------------
                                                                                             2002                2001
                                                                                        --------------      --------------
 DECREASE IN NET ASSETS
 Operations:
   Net investment income........................................................          $  1,220,980        $  2,816,823
   Net realized loss on investments and foreign currency related transactions...            (1,660,080)         (1,603,285)
   Net change in unrealized appreciation in value of investments and translation
    of other assets and liabilities denominated in foreign currencies...........           (17,368,255)         (7,742,224)
                                                                                          ------------        ------------
     Net decrease in net assets resulting from operations.......................           (17,807,355)         (6,528,686)
                                                                                          ------------        ------------
 Dividends and distributions to shareholders:
   Net investment income........................................................              (912,593)         (2,039,539)
   Net realized gain on investments.............................................                    --         (11,615,562)
                                                                                          ------------        ------------
     Total dividends and distributions to shareholders..........................              (912,593)        (13,655,101)
                                                                                          ------------        ------------
 Capital share transactions:
   Cost of 3,379,976 shares purchased under tender offer (Note G)...............           (30,487,384)                 --
                                                                                          ------------        ------------
     Total decrease in net assets...............................................           (49,207,332)        (20,183,787)
                                                                                          ------------        ------------

NET ASSETS
Beginning of year...............................................................           134,289,156         154,472,943
                                                                                          ------------        ------------
End of year*....................................................................          $ 85,081,824        $134,289,156
                                                                                          ============        ============

----------
* Includes undistributed net investment income of $686,054 and $620,359, respectively.

================================================================================

                                 See accompanying notes to financial statements.

                       This page left intentionally blank.


================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS SECTION
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                            -------------------------------------------------
                                                                                  2002                2001             2000
                                                                            ------------        ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year......................................           $9.93              $11.43           $15.22
                                                                                 -------            --------         --------
Net investment income/(loss)                                                        0.09*               0.21            (0.06)+
Net realized and unrealized gain/(loss) on investments and
  foreign currency related transactions.................................           (1.70)              (0.70)           (3.36)
                                                                                 -------            --------         --------
Net increase/(decrease) in net assets resulting from operations.........           (1.61)              (0.49)           (3.42)
                                                                                 -------            --------         --------
Dividends and distributions to shareholders:
  Net investment income.................................................           (0.09)              (0.15)           (0.01)
  Net realized gain on investments and foreign currency
    related transactions................................................              --               (0.86)           (0.58)
  In excess of net investment income....................................              --                  --               --
  In excess of net realized gains on investments and foreign
    currency related transactions.......................................              --                  --               --
                                                                                 -------            --------         --------
Total dividends and distributions to shareholders.......................           (0.09)              (1.01)           (0.59)
                                                                                 -------            --------         --------
Dilution due to capital share rights offering...........................              --                  --               --
                                                                                 -------            --------         --------
Anti-dilutive impact due to capital shares tendered or repurchased......            0.16                  --             0.22
                                                                                 -------            --------         --------
Net asset value, end of year............................................           $8.39               $9.93           $11.43
                                                                                 =======            ========         ========
Market value, end of year...............................................           $7.25               $8.43           $8.438
                                                                                 =======            ========         ========
Total investment return (a).............................................          (12.93)%             13.18%          (20.04)%
                                                                                 =======            ========         ========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)...................................         $85,082            $134,289         $154,473
Ratio of expenses to average net assets (b).............................            1.11%               2.71%            2.98%
Ratio of expenses to average net assets, excluding taxes................            2.01%               1.54%            1.73%
Ratio of net investment income/(loss) to average net assets.............            1.28%(c)            1.91%           (0.45)%
Portfolio turnover rate.................................................           31.94%              29.81%           24.25%

================================================================================

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS SECTION
--------------------------------------------------------------------------------

                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                     -------------------------------------------------------------
                                                                          1999            1998             1997             1996
                                                                     -----------       ---------       ----------       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year..................................      $12.59          $21.61           $22.59           $26.45
                                                                        --------        --------         --------         --------
Net investment income/(loss)........................................        0.09            0.38             0.10             0.47
Net realized and unrealized gain/(loss) on investments and
  foreign currency related transactions.............................        3.19           (6.88)++          2.32            (3.44)
                                                                        --------        --------         --------         --------
Net increase/(decrease) in net assets resulting from operations.....        3.28           (6.50)            2.42            (2.97)
                                                                        --------        --------         --------         --------
Dividends and distributions to shareholders:
  Net investment income.............................................       (0.07)          (0.32)              --            (0.47)
  Net realized gain on investments and foreign currency
    related transactions............................................       (0.58)          (2.20)           (3.40)           (0.26)
  In excess of net investment income................................          --              --               --            (0.16)
  In excess of net realized gains on investments and foreign
    currency related transactions...................................          --              --               --               --
                                                                        --------        --------         --------         --------
Total dividends and distributions to shareholders...................       (0.65)          (2.52)           (3.40)           (0.89)
                                                                        --------        --------         --------         --------
Dilution due to capital share rights offering.......................          --              --               --               --
                                                                        --------        --------         --------         --------
Anti-dilutive impact due to capital shares tendered or repurchased..          --              --               --               --
                                                                        --------        --------         --------         --------
Net asset value, end of year........................................      $15.22          $12.59           $21.61           $22.59
                                                                        ========        ========         ========         ========
Market value, end of year...........................................     $11.250          $9.063          $17.813          $20.875
                                                                        ========        ========         ========         ========
Total investment return (a).........................................       31.45%         (33.00)%           3.56%          (16.43)%
                                                                        ========        ========         ========         ========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)...............................    $218,027        $180,357         $303,944         $317,012
Ratio of expenses to average net assets (b).........................        2.16%             --             3.34%            1.96%
Ratio of expenses to average net assets, excluding taxes............        1.64%           1.62%            1.50%            1.48%
Ratio of net investment income/(loss) to average net assets.........        0.61%           2.29%            0.38%            1.79%
Portfolio turnover rate.............................................       12.01%           5.39%           35.59%            4.82%

                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------
                                                                             1995             1994            1993
                                                                        -----------      -----------       ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year..................................         $26.26           $20.13          $15.55
                                                                           --------         --------        --------
Net investment income/(loss)........................................           0.65             0.42+           0.35
Net realized and unrealized gain/(loss) on investments and
  foreign currency related transactions.............................           0.41++           6.24            5.96
                                                                           --------         --------        --------
Net increase/(decrease) in net assets resulting from operations.....           1.06             6.66            6.31
                                                                           --------         --------        --------
Dividends and distributions to shareholders:
  Net investment income.............................................          (0.65)           (0.47)          (0.31)
  Net realized gain on investments and foreign currency
    related transactions............................................          (0.22)           (0.06)          (0.26)
  In excess of net investment income................................             --               --              --
  In excess of net realized gains on investments and foreign
    currency related transactions...................................             --               --           (0.16)
                                                                           --------         --------        --------
Total dividends and distributions to shareholders...................          (0.87)           (0.53)          (0.73)
                                                                           --------         --------        --------
Dilution due to capital share rights offering.......................             --               --           (1.00)
                                                                           --------         --------        --------
Anti-dilutive impact due to capital shares tendered or repurchased..             --               --              --
                                                                           --------         --------        --------
Net asset value, end of year........................................         $26.45           $26.26          $20.13
                                                                           ========         ========        ========
Market value, end of year...........................................        $26.000          $23.063         $22.250
                                                                           ========         ========        ========
Total investment return(a)..........................................          16.66%            6.05%          38.82%
                                                                           ========         ========        ========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)                                      $370,275         $367,047        $281,031
Ratio of expenses to average net assets(b)                                       --               --              --
Ratio of expenses to average net assets, excluding taxes                       1.46%            1.39%           1.72%
Ratio of net investment income/(loss) to average net assets                    2.39%            1.74%           2.47%
Portfolio turnover rate                                                        2.38%            0.86%          11.29%

--------------------------------------------------------------------------------
SECTION Per share amounts prior to July 17, 1995 have been restated to reflect a two-for-one stock split on July 17, 1995.
* Based on actual shares outstanding on February 4, 2002 (prior to the tender offer) and December 31, 2002.
+         Based on average shares outstanding.
++ Includes a $0.08 and $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1998 and 1995, respectively.
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b)       Ratios include the effect of Chilean repatriation taxes.
(c) Ratio includes the effect of a reversal of Chilean repatriation tax accrual; excludng the reversal, the ratio would have been 0.18%.

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. The Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's value.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. At December 31, 2002, the Fund held 4.10% of its net assets in a security valued at fair value as determined in good faith by the Board of Directors with an aggregate cost of $4,384,163 and fair value of $3,489,687. Although this security may be resold in privately negotiated transactions, the prices realized on such sales could differ from the price originally paid by the Fund or the current carrying value, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Fund is subject to a 10% Chilean repatriation tax with respect to certain remittances from Chile and on net realized gains on certain securities held in Chilean pesos. Realized capital gains on certain liquid securities will not be subject to the tax. Realized capital gains on illiquid securities, interest and dividends received are subject to the remittance tax. For the year ended December 31, 2002, the Fund incurred $184,944 of such expense. As a result of a change in Chilean tax laws concerning taxes on repatriation of gains, during

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

2002 the Fund reversed $1,051,670 of previously accrued Chilean repatriation taxes.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On December 13, 2002, a dividend in the aggregate amount of $202,798, equal to $0.02 per share from net investment income was declared. This dividend was payable on January 10, 2003 to shareholders of record as of December 23, 2002.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund, subject to local investment limitations, may invest up to 20% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by the fund, including management fees. Such securities are expected to be illiquid, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and this difference could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 1.15% of the next $50 million and 1.10% of amounts in excess of $100 million. For the year ended December 31, 2002, CSAM earned $980,190 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2002, CSAM was reimbursed $9,101 for administrative services rendered to the Fund.

CELFIN CAPITAL Servicios Financieros S.A. ("Celfin") serves as the Fund's Chilean sub-adviser. Celfin receives as compensation for its sub-advisory services, an annual fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly, equal to 0.15% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 0.10% of the next $50 million and 0.05% of amounts in excess of $100 million. For the year ended December 31, 2002, these sub-advisory fees amounted to $107,008.

For the year ended December 31, 2002, Celfin earned approximately $31,500 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets, 0.06% of the next $50 million of the Fund's average weekly net assets and 0.04% of amounts in excess of $150 million. For the year ended December 31, 2002, BSFM earned $75,210 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid a fee, out of the advisory fee payable to CSAM, that is computed weekly and paid quarterly at an

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

annual rate of 0.05% of the Fund's average weekly market value or net assets (whichever is lower) and an annual reimbursement of out-of-pocket expenses. In addition, AFICE receives a supplemental administration fee and an accounting fee. Such fees are paid by AFICE to Celfin for certain administrative services. For the year ended December 31, 2002, the administration fees, supplemental administration fees and accounting fees amounted to $41,657, $59,210 and $4,830, respectively.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial and tender related printing services. For the year ended December 31, 2002, Merrill was paid $66,714 for its services to the Fund.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors to partially compensate Independent Directors in shares of the Fund. Under this policy, such directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 10,139,926 shares outstanding at December 31, 2002, CSAM owned 14,615 shares.

NOTE D. INVESTMENT IN SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other than short-term investments, were $30,070,434 and $61,658,673, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participates in a $150 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2002 and during the year ended December 31, 2002, the Fund had no borrowings under the Credit Facility.

NOTE F. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

The tax characteristic of dividends paid during the years ended December 31, for the Fund were as follows:

   ORDINARY INCOME            LONG-TERM CAPITAL GAINS
-------------------------     -----------------------
  2002          2001            2002        2001
---------     -----------     -------   -------------
$912,593      $2,040,842         -      $11,614,259

At December 31, 2002, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income                $  686,054
Accumulated net realized loss                (1,177,915)
Unrealized appreciation                       4,525,518
                                             ----------
Total distributable earnings                 $4,033,657
                                             ==========

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended December 31, 2002, the Fund elected to defer net realized losses of $592,036 from investments.

At December 31, 2002, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $585,879 of which $349,317 expires in 2009 and $236,562 expires in 2010.

At December 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $81,336,274, $17,546,080, $(13,031,411) and $4,514,669, respectively.

At December 31, 2002, the Fund reclassified from accumulated net realized loss on investments and foreign currency related transactions of $244,007 to undistributed net investment income. In addition, the Fund reclassified $1,315 from undistributed net investment income to paid-in capital, to adjust for current period permanent book/tax differences. Net assets were not affected by these reclassifications.

NOTE G. SELF-TENDER OFFER

On November 27, 2001, the Fund's Board of Directors approved a tender offer to acquire up to 25% of the outstanding shares of the Fund's common stock at a per share cash purchase price equal to 95% of the Fund's net asset value as of the expiration date of the tender offer period. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading.

On January 4, 2002, the Fund commenced a tender offer to acquire up to 25% of its outstanding shares of common stock at a per share cash purchase price equal to 95% of net asset value per share as of February 4, 2002, the day the offer expired. Upon expiration of the offer, the Fund accepted for payment 3,379,976 shares of common stock of the Fund at a price of $9.02 per share.

================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Chile Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Chile Fund, Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and issuers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
February 24, 2003

================================================================================

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 25, 2002, the Annual Meeting of Shareholders of The Chile Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)   To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                         FOR         WITHHELD
----------------                                      ---------      ---------
James J. Cattano                                      4,057,500      3,530,895
Richard W. Watt                                       6,724,930        863,465

In addition to the directors re-elected at the meeting, Enrique R. Arzac, George
W. Landau and William W. Priest, Jr. continued as directors of the Fund.

Effective May 13, 2002, Laurence R. Smith was elected as Chairman of the Fund and Chief Executive Officer. Effective January 17, 2003, Mr. Watt resigned as President and Director of the Fund.

(2) A non-binding shareholder recommendation that the Board of Directors take the steps necessary to convert the Fund to an open-end structure or otherwise permit shareholders to realize net asset value for their shares.

                                              FOR          AGAINST      ABSTAIN
                                           ---------      ---------     -------
                                           4,243,030      1,578,892      88,313

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2002) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. The $0.09 per share dividend paid in respect of such year is represented entirely by net investment income. There were no distributions which qualified for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form1099-DIV to determine the amount includable on their respective tax returns for 2002.

Notification for calendar year 2002 was mailed in January 2003. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

================================================================================

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Chile Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such

================================================================================
participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

================================================================================

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED) (CONCLUDED)

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 337-1944; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940.

InvestLink is a service mark of EquiServe, L.P.
================================================================================

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                                 PRINCIPAL            NUMBER OF
                                           TERM OF OFFICE AND    OCCUPATION(S)        PORTFOLIOS IN FUND    OTHER
NAME, ADDRESS AND     POSITION(S) HELD     LENGTH OF TIME        DURING PAST FIVE     COMPLEX OVERSEEN      DIRECTORSHIPS HELD
AGE                   WITH FUND            SERVED                YEARS                BY DIRECTOR           BY DIRECTOR
--------------------  -------------------  --------------------  -------------------  --------------------  ------------------------
INDEPENDENT
DIRECTORS

Enrique R. Arzac      Directorand Audit    Since 1996; current   Professor of         8                     Director of The
Credit Suisse Asset   Committee Member     term ends at the      Finance and                                Adams Express
Management, LLC 466                        2003 annual meeting   Economics,                                 Company (a closed-
Lexington Avenue                                                 Graduate School of                         end investment
New York, New York                                               Business, Columbia                         company); Director
10017-3140                                                       University since                           of Petroleum and
                                                                 1971                                       Resources Corpora-
Age: 61                                                                                                     tion (a closed-end
                                                                                                            investment company)

James J. Cattano 55   Director and Audit   Since 1989; current   President, Primary   4                     None
Old Field Point       Committee Member     term ends at the      Resources Inc. (an
Road Greenwich,                            2005 annual meeting   international
Connecticut 06830                                                trading and manu-
                                                                 facturing company
                                                                 specializing in
Age: 59                                                          the sale of
                                                                 agricultural
                                                                 commodities
                                                                 throughout Latin
                                                                 American markets)
                                                                 since October 1996

George W. Landau      Director and Audit   Since 1989; current   Senior Advisor,      5                     Director of
Two Grove Isle        Committee Member     term ends at the      Latin America, The                         Emigrant Savings
Drive Coconut                              2004 annual meeting   Coca-Cola Company                          Bank, Director of
Grove, Florida 33133                                             since 1988                                 GAM Funds, Inc.

Age: 83

================================================================================

                                            TERM OF                                        NUMBER OF
                                            OFFICE AND                                     PORTFOLIOS IN FUND
NAME, ADDRESS AND     POSITION(S) HELD      LENGTH OF     PRINCIPAL OCCUPATION(S) DURING   COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
AGE                   WITH FUND             TIME SERVED   PAST FIVE YEARS                  BY DIRECTOR          HELD BY DIRECTOR
--------------------  --------------------  ------------  ------------------------------   -------------------  --------------------
INTERESTED DIRECTORS

Joseph D.             Director              Since 2003;   Managing Director and Chief      2                    None
Gallagher* Credit                           current       Executive Officer of CSAM
Suisse Asset                                term ends     since 2003; Chief Executive
Management, LLC 466                         at the 2003   Officer and Director of Credit
Lexington Avenue                            annual        Suisse Asset Management
New York, New York                          meeting       Limited, London, England, from
10017-3140                                                June 2000 to 2003; Director of
                                                          Credit Suisse Asset
                                                          Management Funds (UK)
Age: 40                                                   Limited, London,
                                                          England, from June 2000
                                                          to 2003; Managing Director,
                                                          Head-Asian Corpo-
                                                          rate Finance and M&A's,
                                                          Credit Suisse First
                                                          Boston, Hong Kong, China,
                                                          from January 1998 to May
                                                          1999; and Director,
                                                          Head-Asian Corporate
                                                          Finance, Credit Suisse
                                                          First Boston, Hong Kong,
                                                          China, from October 1993
                                                          to December 1997

William W. Priest,    Director              Since 1997;   Co-Managing Partner, Steinberg   59                   None
Jr.* Steinberg                              current       Priest & Sloane Capital
Priest & Sloane                             term ends     Management since March 2001;
Capital Management                          at the 2004   Chairman and Managing Director
12 East 49th Street                         annual        of CSAM from 2000 to February
12thFloor New York,                         meeting       2001, Chief Executive Officer
New York 10017                                            and Managing Director of CSAM
                                                          from 1990 to 2000
Age: 61

Richard W. Watt*+     Director and          N/A           Managing Director of CSAM from   N/A                  N/A
Credit Suisse Asset   President                           July 1996 to January 2003
Management, LLC 466
Lexington Avenue
New York, New York
10017-3140

Age: 44

================================================================================

                              POSITION(S) HELD WITH      LENGTH OF
NAME, ADDRESS AND AGE         FUND                       TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------     -----------------------    ------------    ----------------------------------------------
OFFICERS

Laurence R. Smith Credit      Chairman of the Fund,      Since 2002      Managing Director and Global Chief Investment
Suisse Asset Management,      Chief Executive                            Officer of CSAM; Associated with JP Morgan
LLC 466 Lexington Avenue      Officer and President                      Investment Management from 1981 to 1999; Officer
New York, New York                                                       of other Credit Suisse Funds
10017-3140

Age: 44

Hal Liebes, Esq. Credit       Senior Vice President      Since 1997      Managing Director and Global General Counsel of
Suisse Asset Management,                                                 CSAM; Associated with Lehman Brothers, Inc. from
LLC 466 Lexington Avenue                                                 1996 to 1997; Associated with CSAM from 1995 to
New York, New York                                                       1996; Associated with CS First Boston Investment
10017-3140                                                               Manage- ment from 1994 to 1995; Associated with
                                                                         Division of Enforcement, U.S. Securities and
                                                                         Exchange Commission from 1991 to 1994; Officer of
                                                                         other Credit Suisse Funds

Age: 38

YaroslawAranowicz Credit      Chief Investment           Since 2000      Vice President of CSAM since 1998;  Director
Suisse Asset Management,      Officer                                    of Research for Europeand the Middle East,
LLC 466 Lexington Avenue                                                 Trans-National Research Corporation from1995 to
New York, New York                                                       March 1998
10017-3140

Age: 39

EmilyAlejos Credit            Investment Officer         Since 1999      Director of CSAM since 1999; Vice President of
Suisse Asset Management,                                                 CSAM from 1997 to January 1999
LLC 466 Lexington Avenue
New York, New York
10017-3140

Age: 39

Michael A. Pignataro          Chief Financial Officer    Since 1993      Director and Director of Fund Administration of
Credit Suisse Asset           and Secretary                              CSAM; Associated with CSAM since 1984; Officer of
Management, LLC 466                                                      other Credit Suisse Funds
Lexington Avenue New
York, New York 10017-3140

Age: 43

================================================================================

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONCLUDED)

                             POSITION(S)     LENGTH
                             HELD WITH       OF TIME
NAME, ADDRESS AND AGE        FUND            SERVED       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------      --------------  -----------  ----------------------------------------------
OFFICERS - (CONCLUDED)

Rocco A. Del Guercio         Vice President  Since 1997   Vice President and Administrative Officer of CSAM; Associated with
Credit Suisse Asset                                       CSAM since June 1996; Assistant Treasurer, Bankers Trust Co.--Fund
Management, LLC                                           Administration from March1994 to June1996; Mutual Fund Accounting
466 Lexington Avenue                                      Supervisor, Dreyfus Corporation from April 1997 to March 1994; Officer
New York, New York                                        of other Credit Suisse Funds
10017-3140

Age: 39

Robert M. Rizza              Treasurer       Since 1999   Assistant Vice President of CSAM since January 2001; Administrative
Credit Suisse Asset                                       Officer of CSAM from March 1998 to December 2000; Assistant Treasurer
Management, LLC                                           of Bankers Trust Co. from April 1994 to March 1998; Officer of other
466 Lexington Avenu                                       Credit Suisse Funds
New York, New York e
10017-3140

Age: 37

--------------------------------------------------------------------------------
* Designates a Director who is an "interested person"of the Fund as defined under the Investment Company Act of 1940, as amended ("1940 Act"). Messrs. Gallagher and Watt are/were interested persons of the Fund by virtue of their current or former positions as directors and/or officers of CSAM. Mr. Priest is an interested person because he provided consulting services to CSAM within the last two years.
+ Effective January 17, 2003, Mr. Watt resigned as President and Director of the Fund.

================================================================================

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse European Equity Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Financial Services Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse Global Technology Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse International Fund
Credit Suisse Investment Grade Bond Fund
Credit Suisse Japan Growth Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Bond Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse Strategic Value Fund
Credit Suisse Tax Efficient Fund
Credit Suisse U.S. Government Money Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

================================================================================

SUMMARY OF GENERAL INFORMATION

The Fund--The Chile Fund, Inc.--is a closed-end, non-diversified management investment company whose shares tradE on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Chilean equity and debt securities. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of September 30, 2002, CSAM managed over $55 billion in the U.S. and, together with its global affiliates, managed assets of over $284 billion in 14 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily), THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "ChileFd". The Fund's New York Stock Exchange trading symbol is CH. Weekly comparative net asset value (NAV) and market price information about The Chile Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF/INDF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)


--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Chile Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------
================================================================================

DIRECTORS AND CORPORATE OFFICERS                        ADMINISTRATOR

Enrique R. Arzac        Director                        Bear Stearns Funds
                                                         Management Inc.
                                                        383 Madison Avenue
James J. Cattano        Director                        New York, NY 10179

Joseph D. Gallagher     Director                        CUSTODIAN

George W. Landau        Director                        Brown Brothers Harriman
                                                         & Co.
                                                        40 Water Street
William W. Priest, Jr.  Director                        Boston, MA 02109

Laurence R. Smith       Chairman of the Fund,           SHAREHOLDER SERVICING
                        Chief Executive Officer          AGENT
                        and President                   Fleet National Bank
                                                         (c/o EquiServe, L.P.)
                                                        P.O. Box 43010
Yaroslaw Aranowicz      Chief Investment Officer        Providence, RI 02940

Emily Alejos            Investment Officer              INDEPENDENT ACCOUNTANTS

Hal Liebes              Senior Vice President           PricewaterhouseCoopers
                                                         LLP
                                                        Two Commerce Square
Michael A. Pignataro    Chief Financial Officer and     Philadelphia, PA 19103
                        Secretary
                                                        LEGAL COUNSEL
Rocco A. Del Guercio    Vice President
                                                        Willkie Farr & Gallagher
Robert M. Rizza         Treasurer                       787 Seventh Avenue
                                                        New York, NY 10019
INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                        [CH LISTED NYSE(R) LOGO]

================================================================================
                                                                      3911-AR-02